Exhibit 10.7

Fourteenth Amendment to Master Repurchase and Securities

Contract Agreement and Fifth Amendment to Guaranty

This Fourteenth Amendment to Master Repurchase and Securities Contract Agreement and Fifth Amendment to Guaranty (this “Amendment”), dated as of January 30, 2026, is by and among MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”), CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”), and CLAROS MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 13, 2019, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 1, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 3, 2020, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2020, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 10, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 29, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of September 9, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 25, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 26, 2023, as further amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guaranty, dated as of March 16, 2023 (“the First Guaranty Amendment”), and as further amended by that certain Thirteenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 15, 2024 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, in connection therewith, Guarantor entered into that certain Guaranty in favor of Buyer, dated as of January 26, 2017, as amended by the First Guaranty Amendment, as further amended by that certain Second Amendment to Guaranty, dated as of October 5, 2023, as further amended by that certain Third Amendment to Guaranty, dated as of June 30, 2024, and as further amended by that certain Fourth Amendment to Guaranty, dated as of February 10, 2025 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty”).

WHEREAS, Seller, Guarantor and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement and the Guaranty.

WHEREAS, Seller has exercised its extension option pursuant to, and in accordance with, Section 9(a)(ii) to extend the Facility Termination Date to January 26, 2027.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)
The definition of “Facility Amount” in Section 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Facility Amount” shall mean Two Hundred and Fifty Million Dollars ($250,000,000).

2.
Amendment of Guaranty. The Guaranty is hereby amended as follows
(a)
Section 1 of the Guaranty is hereby amended by adding the following definition in correct alphabetical order:

“CMTG Term Loan Credit Agreement” shall mean that certain Term Loan Credit Agreement, dated as of January 30, 2026, among Guarantor, as the borrower, the lenders party thereto, and HPS Investment Partners, LLC, as administrative agent, as amended, restated, supplemented, or otherwise modified from time to time.

(b)
Section 1 of the Guaranty is hereby amended by amending and restating the definition of “EBITDA” in its entirety to read as follows:

“EBITDA” shall mean, for each fiscal quarter, with respect to any Person and its consolidated Subsidiaries, an amount equal to the sum (without duplication) of: Net Income (or loss) of such Person, plus the following (but only to the extent actually deducted in determination of such Net Income (or loss): (i) depreciation and amortization expense, (ii) interest expense as determined in accordance with GAAP, (iii) income tax expense, (iv) extraordinary or nonrecurring gains and losses, and (v) amounts deducted in accordance with GAAP in respect of non-cash expenses (including, without limitation, non-cash stock compensation).

(c)
Section 1 of the Guaranty is hereby amended by amending and restating the definition of “Interest Expense” in its entirety to read as follows:

“Interest Expense” shall mean, with respect to any Person and its consolidated Subsidiaries, for any period, the amount of interest as shown on such Person’s consolidated statement of operations in accordance with GAAP, and for each period (i) as offset by the amount of receipts pursuant to net receive interest rate swap or cap agreements of such Person and its consolidated Subsidiaries during the applicable period and (ii) excluding (x) amortization of deferred financing costs (including amortization of discounts recognized in accordance with GAAP and in connection with the CMTG Term

Loan Credit Agreement) as determined in accordance with GAAP and (y) payment of any exit fee, prepayment premium, minimum interest or minimum multiple amounts pursuant to the CMTG Term Loan Credit Agreement during the applicable period.

(d)
Section 9(a)(ii) of the Guaranty is hereby deleted in its entirety and replaced with the following:

“(ii) permit its Tangible Net Worth at any time to be less than One Billion Dollars ($1,000,000,000).”

(e)
Section 9(a)(iv) of the Guaranty is hereby deleted in its entirety and replaced with the following:

“(iv) for the fiscal quarters ending September 30, 2027 and December 31, 2027, permit the ratio of Guarantor’s EBITDA for the most recently ended period of twelve (12) consecutive months ended on or prior to such date of determination to Guarantor’s Interest Expense for such period to be less than 1.10 to 1.00; for the fiscal quarters ending March 31, 2028 and June 30, 2028, permit the ratio of Guarantor’s EBITDA for the most recently ended period of twelve (12) consecutive months ended on or prior to such date of determination to Guarantor’s Interest Expense for such period to be less than 1.20 to 1.00, and for the fiscal quarter ending September 30, 2028 and each fiscal quarter thereafter, permit the ratio of Guarantor’s EBITDA for the most recently ended period of twelve (12) consecutive months ended on or prior to such date of determination to Guarantor’s Interest Expense for such period to be less than 1.30 to 1.00; provided that, with respect to the fiscal quarter ending December 31, 2025, each fiscal quarter in 2026 and the fiscal quarters ending March 31, 2027 and June 30, 2027, the financial covenant set forth in this clause (iv) shall not be applicable.”

3.
Seller Representations. Seller hereby represents and warrants that:
(a)
no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;
(b)
all representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Exceptions Report); and
(c)
(i) no amendments have been made to the organizational documents of Seller since January 26, 2017, and (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

4.
Guarantor Representations. Guarantor hereby represents and warrants that:
(a)
no Event of Default or, to Guarantor’s Knowledge, Default has occurred and is continuing under the Guaranty as of the date hereof, and no Default or Event of Default will occur under the Guaranty as a result of the execution, delivery and performance by Guarantor of this Amendment;
(b)
all representations and warranties in the Guaranty are true, correct, complete and accurate in all respects as of the date hereof; and
(c)
Guarantor has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.
5.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
(a)
Amendment. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer.
(b)
Fees. Payment by Seller of (i) the Extension Fee and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
6.
Continuing Effect; Reaffirmation of Pledge Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement, the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Pledge and Security Agreement is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.
7.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement and the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
8.
Further Agreements. Seller and Guarantor agree to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.
Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.
10.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.
11.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
12.
References to Transaction Documents. All references to the Master Repurchase Agreement and the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or Guaranty, as applicable, as amended hereby, unless the context expressly requires otherwise.
13.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement, the Guaranty or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement, the Guaranty or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A.,
a national banking association

By: /s/ William P. Bowman
Name: William P. Bowman
Title: Authorized Signatory

SELLER:

CMTG MS FINANCE LLC,
a Delaware limited liability company

By: /s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Representative

GUARANTOR:

CLAROS MORTGAGE TRUST, INC.,
a Maryland corporation

By: /s/ J. Michael McGillis
Name: J. Michael McGillis
Title: President and Chief Financial Officer

[Signature Page to Fourteenth Amendment to Master Repurchase and
Securities Contract Agreement and Fifth Amendment to Guaranty]

Acknowledged and Agreed:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC,
a Delaware limited liability company

By: /s/ J. Michael McGillis
Name: J. Michael McGillis
Title: Authorized Representative

[Signature Page to Fourteenth Amendment to Master Repurchase and
Securities Contract Agreement and Fifth Amendment to Guaranty]